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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20649

                              ------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 16(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                MARCH 11, 1997

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                                Date of Report
                       (Date of earliest event reported)

                              CASCADE CORPORATION
              --------------------------------------------------
            (Exact name of registrant as specified in its charter)

            OREGON                   2-23666                  93-0136592
       -----------------       ---------------------       -------------------
        (State or other        (Commission File No.)         (IRS Employer
        jurisdiction of                                    Identification No.)
         incorporation)


                                2020 S.W. 4th
                            Portland, Oregon 97201
           --------------------------------------------------------------
            (Address of principal executive offices, including zip code)

                                (503) 227-0024
            ------------------------------------------------------
             (Registrant's telephone number, including area code)


                                                      Exhibit Index on Page 4



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Cascade Corporation:    Form 8-K

Item 2.  Acquisition or Disposition of Assets.

    On March 11, 1997, Cascade (Canada) Holdings, Inc. ("Cascade Canada"), an Ontario corporation wholly owned by Cascade Corporation ("Cascade") acquired Kenhar Corporation ("Kenhar"), a leading manufacturer of lift truck forks headquartered in Guelph, Ontario. Kenhar has manufacturing facilities in Canada, the United Kingdom, France, Italy, Korea and the U.S. The acquisition was accomplished through Cascade Canada's purchase of all of the outstanding capital stock of Kenhar pursuant to a Share Purchase Agreement dated March 11, 1997 (the "Agreement"), among Cascade, Cascade Canada and the shareholders of Kenhar.

    The purchase price paid for the capital stock of Kenhar was $73,090,000
(US) payable as follows: (i) $57,450,000 (US) in cash, and (ii) 1,100,000 exchangeable preference shares (the "Exchangeable Preference Shares") of Cascade Canada stock exchangeable share for share into 1,100,000 shares of Cascade common stock. The consideration paid for the outstanding capital stock of Kenhar was determined pursuant to arms-length negotiations and took into account various factors concerning the valuation of the business of Kenhar. Cascade intends that Kenhar will continue to utilize its assets in the manner they were used by Kenhar prior to the acquisition. The source of the funds used to pay the purchase price was a credit line provided by Bank of America National Trust and Savings Association, as agent, and other banks from time to time parties to the credit line.

    In connection with the Kenhar acquisition, Cascade entered into several agreements with William J. Harrison and Couphar Ltd., an Ontario corporation controlled by him. Until the date of acquisition, Mr. Harrison was the General Chairman and Chief Executive Officer of Kenhar. On the acquisition date, Mr. Harrison became an Executive Vice President of Cascade and President and Chief Executive Officer of Kenhar. Cascade has agreed to nominate Mr. Harrison for election as Director of Cascade at appropriate meetings of shareholders during the three-year period ending March 10, 2000, while he is an employee.

    On March 11, 1997, Cascade and Mr. Harrison entered into an employment agreement. Pursuant to the terms of the employment agreement, Mr. Harrison will be employed as Executive Vice President of Cascade and President and Chief Executive Officer of Kenhar for a period of three years at an annual base salary of $200,000, and a bonus under a formula to be determined by Cascade's Board of Directors which is to be comparable to that applicable to other Executive Vice Presidents of Cascade. Cascade has also agreed to provide health insurance, pension coverage, and certain other benefits.

    On March 11, 1997, Cascade entered into a Registration Rights Agreement with Couphar Ltd. Pursuant to the terms of the Registration Rights Agreement, Cascade agreed to provide registration under the Securities Act of 1933 for Cascade common stock


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in exchange for the Exchangeable Preference Shares.  While Mr. Harrison is a
Cascade employee, the registration rights granted by the Registration Rights Agreement applies specifically to instances in which Rule 144 would not provide a safe harbor for sales of such common stock. In such cases, registration rights are limited to numbers of shares consistent with volume limitations which Rule 144 would impose if applicable. The Registration Rights Agreement also provides Couphar Ltd. an opportunity to offer Cascade common shares in connection with Cascade underwritten offerings of common stock, and provides that Cascade will assist in one registered underwriting of common stock owned by Couphar Ltd. in the event of Mr. Harrison's death or the termination of his employment with Cascade.

    On March 11, 1997, Cascade, Harrison and Couphar Ltd. entered into a
Refusal Agreement giving Cascade a right of first refusal applicable to certain sales by Couphar Ltd. of Cascade common stock in excess of 110,000 shares in any 30-day period.

    On March 11, 1997, the trustees of the Robert C. and Nani S. Warren Revocable Trust (the "Trust"), owner of 1,654,492 shares Cascade common stock, and Couphar Ltd. entered into a Shareholder Agreement. Pursuant to the terms of such agreement, Couphar Ltd. agreed to vote Cascade preferred shares and common stock it holds in favor of any slate of directors presented for a shareholder vote by Cascade management through March 10, 2000, and the Trust agreed to vote Common Stock it holds in favor of any slate of directors presented for a shareholder vote by Cascade management through March 10, 2000, which includes Mr. Harrison as a candidate for election as director. The Trust further agreed to vote its Cascade common stock in favor of an amendment to the Articles of Incorporation of Cascade to be presented to shareholders at Cascade's May 13, 1997, annual meeting, intended to provide the 1,100,000 Exchangeable Preference Shares with voting rights equivalent to those of Cascade common stock. The Exchangeable Preference Shares are not entitled to vote at present.

    The above description of agreements is qualified by reference to the complete text of such agreements, together with the exhibits and schedules attached thereto.

Item 7.

    (a) Financial Statements of Business Acquired. The Financial Information required to be filed pursuant to this Item 7(a) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

    (b) Pro Forma Financial Information. The Pro Forma Financial Information required to be filed pursuant to this Item 7(b) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.


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    (c)  Exhibits.

    2.1 Share Purchase Agreement, dated March 11, 1997, among the Company, Cascade (Canada) Holdings, Inc., and the shareholders of Kenhar Corporation. The following schedules are omitted (unless otherwise indicated) and will be provided to the Commission upon request:

    Schedule             Description

    Schedule 1.1.1       Employment Agreement (attached at 10.1 below)
    Schedule 1.1.2       Exchange Agreement
    Schedule 1.1.3       Exchangeable Share Provisions
    Schedule 1.1.4       Non-Competition and Non-Solicitation Agreement
    Schedule 1.1.5       Refusal Agreement (attached at 10.2 below)
    Schedule 1.1.6       Registration Rights Agreement (attached at 10.3 below)
    Schedule 1.1.7       Shareholders' Agreement (attached at 10.4 below)
    Schedule 1.1.8       Voting Trust Agreement
    Schedule 3.4         Escrow Agreement
    Schedule 3.5         Allocation
    Schedule 4.1         Corporations, Jurisdictions and Capitalization
    Schedule 4.2         Conflicting Agreements
    Schedule 4.4         Ownership of Purchased Shares
    Schedule 4.9         Financial Statements and Interim Financial Statements
    Schedule 4.10(a)     Permitted Encumbrances
    Schedule 4.10(b)     Owned Real Property
    Schedule 4.10(c)     Leased Real Property
    Schedule 4.10(d)     Real Property Disclosure Items
    Schedule 4.11        Permitted Transactions
    Schedule 4.14        Intellectual Property
    Schedule 4.15        Undisclosed Liabilities
    Schedule 4.17        Guarantees
    Schedule 4.19        Tax Matters
    Schedule 4.20(a)     Litigation
    Schedule 4.20(b)     Product Liability
    Schedule 4.20(d)     Environmental Matters
    Schedule 4.21        Government Authorizations
    Schedule 4.22(a)     Transaction Steps
    Schedule 4.22(b)     Proposed Acquisitions
    Schedule 4.23        Customers
    Schedule 4.24        Capital Expenditures
    Schedule 4.25(a)     Employees
    Schedule 4.25(b)     Employment Contracts
    Schedule 4.25(c)     Employment Policies and Plans
    Schedule 4.25(d)     Collective Agreements


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    Schedule 4.26        Benefit Plans
    Schedule 4.27        Distributions
    Schedule 4.28        Real Property Transactions
    Schedule 4.30        Insurance
    Schedule 4.31        Recent Transactions
    Schedule 4.32        Compliance
    Schedule 4.33        Bank Accounts
    Schedule 4.40        Key Employees
    Schedule 7.4         Opinion of Vendors' Counsel
    Schedule 7.10        Release
    Schedule 8.3 Opinions of Purchaser's Counsel to Vendors other than Couphar
    Schedule 8A.5        Opinions of Purchaser's Counsel to Couphar

10.1     Employment Agreement dated March 11, 1997, among Cascade
         Corporation, Kenhar Corporation, and William J. Harrison.

10.2 Refusal Agreement dated March 11, 1997, among Cascade Corporation, Couphar Ltd., and William J. Harrison.

10.3 Registration Rights Agreement dated March 11, 1997, between Cascade Corporation and Couphar Ltd.

10.4 Shareholders' Agreement dated March 11, 1997, between the trustees of Robert C. and Nani S. Warren Revocable Trust and Couphar Ltd.

99.1     Press Release, dated January 16, 1997

99.2     Press Release, dated March 12, 1997

99.3     Press Release, dated March 18, 1997